DYNASIL CORPORATION OF AMERICA

                    AUDIT COMMITTEE CHARTER

Introduction

The Board of Directors of DYNASIL CORPORATION OF AMERICA has formed an Audit Committee to promote the financial transparency of the corporation and to ensure the integrity of the corporations financial reporting. The Dynasil audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company=s process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company=s business, operations, and risks.

Organization

Membership and Function:

Definitions
o Independence: A member of the audit committee and an auditor, respectively, are independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation, such as employment with the corporation or an affiliate within five years; corporate compensation other than fees for Board service; family relationship with a corporate officer or employee; or relationship to a business affiliate or partner of the corporation.
o Financial Literacy: A member of the audit committee shall have financial literacy, as signified by the ability to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through company-sponsored training programs.

Prerequisites of Audit Committee Membership
o The corporation shall have an audit committee composed solely of independent directors.
o The audit committee shall be comprised of a minimum of two directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience.

Audit Committee Function
o The Board and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The outside auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the shareholders.

Roles and responsibilities

Internal Control
o Confirm that management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;
o Ensure that internal control recommendations made by external auditors have been implemented by management; and

o Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

Financial Reporting
General
o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and
o Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements
o Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles;
o Pay    particular   attention   to   complex   and/or   unusual
  transactions.
o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow moving inventory; warranty, product, liability; litigation reserves; and other commitments and contingencies;
o Meet with management and the external auditors to review the financial statements and the results of the audit;
o Consider management=s handling of proposed audit adjustments identified by the external auditors;
o Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members= knowledge about the company and its operations; and
o Ensure that the external auditors communicate certain required matters to the committee.

Interim Financial Statements
o Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre-or post-issuance basis;
o Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review;
o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the external auditors on whether:
  o Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;
  o Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company>s operations and financing practices;
  o Generally   accepted   accounting   principles   have    been
     consistently applied;
  o There are any actual or proposed changes in accounting or financial reporting practices;
  o There are any significant or unusual events or transactions;
  o The   company=s   financial   and  operating   controls   are
     functioning effectively;
  o The   interim  financial  statements  contain  adequate   and
     appropriate disclosures.
  o Ensure that the external auditors communicate certain required matters to the committee.

Compliance with Laws and Regulations
o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management=s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;
o Periodically obtain updates from management, general counsel, and tax director regarding compliance;
o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
o Review that findings of any examinations by regulatory agencies such as the Securities and Exchange commission.

Compliance with Code of Conduct
o Ensure that a code of conduct is formalized in writing and that all employees are aware of it;
o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices;
o Review the program for monitoring compliance with the code of conduct; and

External Audit
o Review   the  external  auditors=  proposed  audit  scope   and
  approach;
o Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and
o Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditor=s assertion of their independence in accordance with professional standards.

Other Responsibilities
o Meet with the external auditors, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;
o Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis;
o Review, with the company=s counsel, any legal matters that could have a significant impact on the company=s financial statements;
o Review the policies and procedures in effect for considering officers= expenses and perquisites;
o Perform other oversight functions as requested by the full board; and
o Review and update the charter; receive approval of changes from the board.

Reporting Responsibilities
o Regularly   update  the  board  of  directors  about  committee
  activities and make appropriate recommendations.